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Upland Software Announces Acquisition, Provides Positive Guidance Update and Raises Adjusted EBITDA Margin Target to 35%
AUSTIN, Texas, Jan.11, 2017/PRNewswire/ — Upland Software, Inc. (Nasdaq: UPLD), a leader in cloud-based Enterprise Work Management software, today announced that it has acquired Omtool, an award-winning enterprise document capture, fax, and workflow solution.
“We are pleased to welcome Omtool and their valued customers and partners to Upland,” said Jack McDonald, Chairman and CEO of Upland Software. “This strategic acquisition enhances our workflow automation and document management product family by adding powerful capture, security, and compliance capabilities and strengthens our position in the financial services, legal, and healthcare verticals.”
“Upland and Omtool power some of the most efficient organizations,” said Karen Cummings, General Manager of Omtool. “We look forward to ensuring the ongoing success of Omtool customers, partners, and team by leveraging Upland’s enterprise-class service, support, and cloud expertise.”
The purchase price paid for Omtool was $19.2 million (net of cash acquired), within Upland’s target range of 5-8x pro forma Adjusted EBITDA. Upland expects the acquisition to generate approximately $11 million in revenue in 2017, subject to reductions for a deferred revenue discount as a result of GAAP purchase accounting. The transaction will be immediately accretive to Upland’s Adjusted EBITDA per share.

Business Outlook
Upland today also announced that it expects total revenue and Adjusted EBITDA for the quarter ended December 31, 2016 to be at the upper end of previously-announced guidance ranges.
In addition, for the quarter ending March 31, 2017, Upland expects reported total revenue to be in the range of $20.0 million to $20.8 million including recurring revenue in the range of $17.5 million to $18.1 million, for growth in recurring revenue of 17% at the mid-point over the quarter ended March 31, 2016. Adjusted EBITDA is expected to be in the range of $5.0 million to $5.5 million, for an Adjusted EBITDA margin of 26% at the mid-point, representing growth of 162% at the mid-point over the quarter ended March 31, 2016.
Finally, Upland today raised its long term Adjusted EBITDA margin target from 30% to 35%.
“Q4 came in strong with continued success in expanding our customer relationships allowing us to affirm our healthy Q4 outlook and to provide record Q1 guidance that reflects both the Omtool acquisition and the continued growth in our core business,” said Mr. McDonald. “Finally, we are raising our long term Adjusted EBITDA margin target to

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35% to reflect the increased customer loyalty and operating efficiency we are seeing as we scale.”
The Cosine Group advised Upland Software on the Omtool transaction.

About Upland Software
Upland Software (Nasdaq: UPLD) is a leading provider of cloud-based Enterprise Work Management software. Our family of applications enables users to manage their projects, professional workforce and IT investments, automate document-intensive business processes and effectively engage with their customers, prospects and community via the web and mobile technologies. With more than 2,500 customers and over 250,000 users around the world, Upland Software solutions help customers run their operations smoothly, adapt to change quickly, and achieve better results every day. To learn more, visit www.uplandsoftware.com.
About Omtool
Omtool is a trusted partner for document capture, fax and workflow solutions. The company designs and builds software solutions that serve as the foundation for secure document process automation for customers that include some of the world’s largest financial institutions, hundreds of healthcare providers and legal firms, and companies across virtually every industry.
Forward-looking Statements
This release contains forward-looking statements which are subject to substantial risks, uncertainties and assumptions. Accordingly, you should not place undue reliance on these forward-looking statements. Forward-looking statements include any statement that does not directly relate to any historical or current fact and often include words such as “target,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may” or similar expressions. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: our financial performance and our ability to achieve, sustain or increase profitability or predict financial results; our ability to attract and retain customers; our ability to deliver high-quality customer service; lack of demand growth for enterprise work management applications; our ability to effectively manage our growth; our ability to consummate and integrate acquisitions and mergers; maintaining our senior management and key personnel; our ability to maintain and expand our direct sales organization; the performance of our resellers; our ability to adapt to changing market conditions and competition; our ability to successfully enter new markets and manage our international expansion; fluctuations in currency exchange rates; the operation and reliability of our third-party data centers and other service providers; and factors that could affect our business and financial results identified in Upland’s filings with the Securities and Exchange Commission (the “SEC”), including Upland’s most recent quarterly report on Form 10-Q and annual report on Form 10-K filed with the SEC. Additional information will also be set forth in Upland’s future quarterly reports on Form 10-Q, annual reports on

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Form 10-K and other filings that Upland makes with the SEC. The forward-looking statements herein represent Upland’s views as of the date of this press release and these views could change. However, while Upland may elect to update these forward-looking statements at some point in the future, Upland specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the views of Upland as of any date subsequent to the date of this press release.
Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use non-GAAP financial measures including Adjusted EBITDA.
We use non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures that may not be indicative of our recurring core business operating results, such as our revenues excluding the impact for foreign currency fluctuations or our operating performance excluding not only non-cash charges, but also discrete cash charges that are infrequent in nature. We believe that both management and investors benefit from referring to non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. Non-GAAP financial measures also facilitate management’s internal comparisons to our historical performance and liquidity as well as comparisons to our competitors’ operating results. We believe non-GAAP financial measures are useful to investors both because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and they are used by our institutional investors and the analyst community to help them analyze the health of our business.
Upland defines Adjusted EBITDA as net income (loss), calculated in accordance with GAAP, plus net income (loss) from discontinued operations, depreciation and amortization expense, interest expense, net, other expense (income), net, provision for income taxes, stock-based compensation expense, acquisition-related expenses, non-recurring litigation costs, and purchase accounting adjustments for deferred revenue.
For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, please see Upland’s earnings press releases filed on Form 8-K with the SEC and on the Investor Relations section of Upland’s website at investor.uplandsoftware.com.
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Media Contact:
Kaley Ganino
512.960.1010
media@uplandsoftware.com